The Commerce Funds

The Growth Fund (CFGRX)

The Value Fund (CFVLX)

The MidCap Growth Fund (CFAGX)

The Bond Fund (CFBNX)

The Short-Term Government Fund (CFSTX)

The National Tax-Free Intermediate Bond Fund (CFNLX)

The Missouri Tax-Free Intermediate Bond Fund (CFMOX)

The Kansas Tax-Free Intermediate Bond Fund (KTXIX)

(the “Funds”)

Supplement dated May 17, 2010 to the

Prospectus dated March 1, 2010

As a shareholder of The Commerce Funds, you had the ability to exchange your shares into the Service Shares of Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio (the “Goldman Sachs Money Market Fund”). On March 1, 2010, the Goldman Sachs Money Market Fund announced that there would be a consolidation and subsequent liquidation of the Goldman Sachs Money Market Fund. The Commerce Funds would like to continue to provide an exchange option into a money market fund.

Consequently, effective June 30, 2010, the Prospectus is updated to replace the second sentence under “What Are My Options for Changing My Investment Within The Commerce Funds?—Changing Shares From Fund To Fund” on page 56 with the following sentence:

Exchanges may also be made into the FST Shares of Goldman Sachs Financial Square Prime Obligations Portfolio (“Money Market Fund”).